UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 10, 2019

READY CAPITAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35808	90-0729143
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas,

50th Floor

New York, NY 10020

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 257-4600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share 7.00% Convertible Senior Notes due 2023 6.50% Senior Notes due 2021 6.20% Senior Notes due 2026	RC RCA RCP RCB	New York Stock Exchange New York Stock Exchange New York Stock Exchange New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note.

On July 16, 2019, Ready Capital Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission to report the results of the matters submitted to a vote by the Company’s stockholders at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) held on July 10, 2019.  This Form 8-K/A is being filed solely to supplement the disclosures made under Item 5.07 of the Original Form 8-K to disclose the decision of the Board of Directors of the Company (the “Board of Directors”) with respect to the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers.

Item 5.07      Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on, among other matters, an advisory proposal concerning the frequency of holding future stockholder advisory votes to approve, on an advisory basis, the compensation of the Company’s named executive officers.  As previously reported in the Original Form 8-K, the results of the voting were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
26,148,946	77,599	348,390	285,707	9,716,389

In light of the stockholders’ vote that the advisory vote be held every year, which was consistent with the recommendation of the Board of Directors, the Board of Directors has decided that the Company will hold an annual stockholder advisory vote to approve, on an advisory basis, the compensation of the Company’s named executive officers.  The Company intends to continue holding such votes annually until the next required vote on the frequency of the stockholder advisory vote on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ready Capital Corporation

	By:	/s/ Andrew Ahlborn
	Name:	Andrew Ahlborn
	Title:	Chief Financial Officer

Dated: October 30, 2019